UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2018

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 1000, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2018, LendingClub Corporation (the “Company”) convened its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 348,593,078 shares of common stock, representing 83.07% of the shares of common stock outstanding and entitled to vote as of April 2, 2018, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
The election of Daniel Ciporin, Kenneth Denman, Timothy Mayopoulos and Patricia McCord as Class I directors each to serve until the 2021 Annual Meeting of Stockholders or until his or her successor has been elected and qualified or his or her earlier death, resignation or removal.

2.	The approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement.

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

4.	The approval of a management proposal to amend the Company’s Restated Certificate of Incorporation to phase-in the declassification of the Company’s Board of Directors.

For more information about the proposals, see the Company’s proxy statement dated April 17, 2018.

The final results for each of the proposals submitted to a vote at the Annual Meeting are as follows:

1.	Election of Directors

Nominees - Class I Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Daniel Ciporin	252,038,883	4,512,557	209,071	91,832,567
Kenneth Denman	252,378,937	4,184,666	196,908	91,832,567
Timothy Mayopoulos	244,197,101	12,357,657	205,753	91,832,567
Patricia McCord	254,507,379	2,110,194	142,938	91,832,567
Based on the votes set forth above, each Class I director nominee was duly elected to serve until the 2021 Annual Meeting of Stockholders or until his or her successor has been elected and qualified or his or her earlier death, resignation or removal.

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
150,542,965	7,683,083	98,534,463	91,832,567
Based on the votes set forth above, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement was duly approved on an advisory basis.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
328,141,910	18,344,254	2,106,914	N/A
Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018 was duly ratified.

4.	Management Proposal to Amend the Company’s Restated Certificate of Incorporation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
255,910,721	534,196	315,594	91,832,567
Under the Company's Restated Certificate of Incorporation, this proposal required the affirmative vote of the holders of at least two-thirds of all outstanding shares of the Company's stock to pass. Based on the votes set forth above, the stockholders did not approve the management proposal to amend the Company’s Restated Certificate of Incorporation to phase-in the declassification of the Company’s Board of Directors.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	June 1, 2018	By:	/s/ Russell S. Elmer
Russell S. Elmer
General Counsel and Secretary
(duly authorized officer)